                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 20, 2001


                             KEYSTONE PROPERTY TRUST
             (Exact Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
        Maryland                     1-12514                 84-1246585
    (State or Other                (Commission              (IRS Employer
    Jurisdiction of                File Number)          Identification No.)
     Incorporation)
--------------------------------------------------------------------------------


                   200 Four Falls Corporate Center, Suite 208
                           West Conshohocken, PA 19428
               (Address of Principal Executive Offices)(Zip Code)


--------------------------------------------------------------------------------
               Registrant's telephone number, including area code:
                                 (484) 530-1800
--------------------------------------------------------------------------------

         In a Current Report on Form 8-K dated December 20, 2001, and filed with the Securities and Exchange Commission on January 4, 2002, Keystone Property Trust (the "Company") reported the acquisition of a portfolio of 11 warehouse buildings located in Allentown, Pennsylvania, totaling approximately 1.4 million square feet and 18 acres of entitled ground approved for the development of an additional 300,000 square feet (the "Westpark Portfolio") from J.P. Morgan Investment Management, Inc. ("J.P. Morgan"). The purpose of this filing is to report Item 7 information regarding the acquisition of the Westpark Portfolio. Defined terms herein are the same as indicated in the Current Report on Form 8-K filed on January 4, 2002 unless otherwise noted.


ITEM 7.     FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

            The audited combined statement of revenue and certain expenses of the Westpark Portfolio for the year ended December 31, 2000 and nine-month period ended September 30, 2001 (unaudited) are included on pages F-18 to F-21.

      (b)   PRO FORMA FINANCIAL INFORMATION

            Unaudited pro forma condensed consolidating financial information which reflects the Company's acquisition of the Westpark Portfolio as of and for the nine month period ended September 30, 2001 and for the year ended December 31, 2000 are included on pages F-1 to F-17.

      (c)   EXHIBITS

10.1 Agreement of Sale dated December 20, 2001, by and between Westpark Acquisition Company, Inc., a Delaware corporation, and 6813 Ruppsville Road Realty Holding Company, a Delaware corporation and Keystone Operating Partnership, L.P., a Delaware limited partnership.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     KEYSTONE PROPERTY TRUST


Date: March 5, 2002                  BY: /s/ JEFFREY E. KELTER
                                     -------------------------
                                     Jeffrey E. Kelter
                                     President and Chief Executive Officer


Date: March 5, 2002                  BY: /s/ TIMOTHY E. MCKENNA
                                     --------------------------
                                     Timothy E. McKenna
                                     Senior Vice President, and Chief Financial
                                     Officer


Date: March 5, 2002                  BY: /s/ J. PETER LLOYD
                                     ----------------------
                                     J. Peter Lloyd
                                     Vice President, Corporate Controller

                             KEYSTONE PROPERTY TRUST

                                      INDEX


I.       UNAUDITED PRO FORMA CONDENSED CONSOLIDATING
         FINANCIAL INFORMATION

         o        Pro Forma Condensed Consolidating Balance Sheet as of
                  September 30, 2001........................................F-4
         o        Pro Forma Condensed Consolidating Statement of
                  Operations for the nine-month period ended
                  September 30, 2001........................................F-5
         o        Pro Forma Condensed Consolidating Statement of
                  Operations for the year ended December 31, 2000...........F-6
         o        Notes to Management's Assumptions to Unaudited Pro Forma
                  Condensed Consolidating Financial Information.............F-7


II.      WESTPARK PORTFOLIO

         o        Report of Independent Public Accountants.................F-15
         o        Combined Statement of Revenue and Certain Expenses
                  for the year ended December 31, 2000 and nine-month
                  period ended September 30, 2001 (unaudited)..............F-16

         o        Notes to Combined Statement of Revenue and Certain
                  Expenses.................................................F-17

                             KEYSTONE PROPERTY TRUST

               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


         The following sets forth the unaudited pro forma condensed consolidating balance sheet as of September 30, 2001 and the unaudited pro forma condensed consolidating statements of operations for Keystone Property Trust (the "Company") for the nine months ended September 30, 2001 and the year ended December 31, 2000.

         The pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company and those acquisitions deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

         The unaudited pro forma condensed consolidating financial information is presented as if the following events occurred on September 30, 2001 for balance sheet purposes and on January 1, 2000 for purposes of the statements of operations:

The Company acquired and disposed of the properties described in Note 1 to these pro forma financial statements.

         ACQUISITIONS:

         o In the first quarter of 2001, the Company acquired 420 Salem Church Road, 75 Pleasant View Road, and 811 Spangler Road (the "PA Industrial Properties"), aggregating 782,509 square feet in Central Pennsylvania for approximately $19.8 million.

         o On November 20, 2001, the Company acquired 558 Airtech Drive, a 798,096 square foot distribution center in Plainfield, Indiana for approximately $20 million.

         o On December 20, 2001, the Company acquired the Westpark Portfolio, an eleven building warehouse/distribution portfolio in Allentown, Pennsylvania, aggregating 1,305,116 square feet for approximately $55 million which includes 18 acres of entitled ground approved for the development of an additional 300,000 square feet.

         DISPOSITIONS:

         o On January 26, 2001, the Company sold four office buildings (the "PA Office Portfolio") in Pennsylvania totaling 346,168 square feet for approximately $35.8 million.

         o On March 21, 2001, the Company sold six industrial properties and contributed another industrial property located in northern New Jersey, which aggregated 2,042,572 square feet to form Keystone New Jersey Associates, L.L.C. (the "Joint Venture Properties") for approximately $103.8 million.

         o On March 22, 2001, the Company sold a 597,100 square foot industrial property located at 101 Commerce Drive in Mechanicsburg, Pennsylvania for approximately $27.0 million.

         o On September 27, 2001, the Company sold a 39,785 square foot industrial property located at 22 Madison Avenue for approximately $2.9 million and a 332,352 square foot industrial property located at 200 Industrial Boulevard for approximately $38.7 million. Both properties are located in Northern New Jersey.

         o On November 2, 2001, the Company sold nine office and three office/flex properties (the "McBride Portfolio") which totaled 918,807 square feet located in Fair Lawn, Oakland and Wayne, New Jersey for approximately $78.0 million.

         The acquisition transactions described in Note 1 to these pro forma financial statements were accounted for in the pro forma financial statements using the purchase method of accounting.

         The statements contained in this filing may include forward-looking statements within the meaning of the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate businesses generally, risks relating to acquisition activities and risks relating to leasing and re-leasing activities. Additional information on factors which could impact the Company and the forward-looking statements contained herein are detailed in the Company's filings with the Securities and Exchange Commission.

                             KEYSTONE PROPERTY TRUST

                PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET--
                            AS OF SEPTEMBER 30, 2001

                            (UNAUDITED--IN THOUSANDS)


                                                       The Company     Pro Forma Events       The Company
                                                       Historical             (A)              Pro Forma
                                                       -----------     ----------------       -----------
                   ASSETS
Investment in real estate, net                      $    766,752       $           659     $     767,411
Equity method investments                                 23,615                   ---            23,615
Cash and cash equivalents                                  3,012                   ---             3,012
Restricted cash                                           17,864               (11,230)            6,634
Accounts receivable and other                             10,728                   ---            10,728
Other assets, net                                         16,811                 2,311            19,122
                                                    ------------       ---------------     -------------
Total assets                                        $    838,782       $        (8,260)    $     830,522
                                                    ============       ================    =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
   Mortgage notes and other debt                    $    441,405       $        (8,260)    $     433,145
   Accrued and other liabilities                          20,480                   ---            20,480

Minority interest                                         49,909                   ---            49,909

Convertible Preferred Units                               60,392                   ---            60,392

Shareholders' equity
   Preferred stock                                             2                   ---                 2
   Common stock                                               18                   ---                18
   Additional paid-in capital                            276,606                   ---           276,606
   Cumulative net income                                  33,497                   ---            33,497
   Cumulative dividends                                  (43,527)                  ---           (43,527)
                                                    -------------      ---------------     --------------
   Total shareholders' equity                            266,596                   ---           266,596
                                                    ------------       ---------------     -------------
Total liabilities and shareholders' equity          $    838,782       $        (8,260)    $     830,522
                                                    ============       ================    =============

The accompanying notes and management's assumptions are an integral part of this statement.

                             KEYSTONE PROPERTY TRUST

            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2001

           (UNAUDITED--IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                 2001 Property
                                                                                                 Acquisitions
                                                                                           -------------------------
                                                The Company       2001            The      Historical
                                                 Historical   Dispositions      Company    Operations     Pro Forma     The Company
                                                (Unaudited)        (a)        as Adjusted      (b)       Adjustments     Pro Forma
                                                -----------   ------------    -----------  ----------    -----------     ---------
REVENUE:
   Rents                                         $   73,646    $  (14,002)     $   59,644   $  5,241       $   ---      $  64,885
   Reimbursement revenue and other income            11,214        (1,550)          9,664        917           ---         10,581
                                                 ----------    -----------     ----------   --------       -------      ---------
         Total revenue                               84,860       (15,552)         69,308      6,158           ---         75,466

OPERATING EXPENSES:
   Property operating expenses                       14,266        (2,720)         11,546      1,075           ---         12,621
   General and administrative                         6,552         ---             6,552        ---           ---          6,552
   Interest                                          27,697         ---            27,697        ---       (4,359)(c)      23,338
   Depreciation and amortization                     19,398         ---            19,398        ---       (4,383)(C)      15,015
                                                 ----------    -----------     ----------   --------       -------      ---------
         Total operating expenses                    67,913        (2,720)         65,193      1,075       (8,742)         57,526

Income (Loss) Before Equity In Income Losses From
   Equity Method Investments, And Gains On Sales Of
   Assets                                            16,947    $  (12,832)     $    4,115   $  5,083        8,742          17,940
                                                               ===========     ==========   ========

Equity In Income (Losses) From Equity Method                                                                 (170)(d)
   Investments                                          455                                                   463 (d)         748

Gains On Sales Of Assets                             10,361                                               (10,361)(e)         ---
                                                 ----------                                                -------      ---------

Income (Loss) Before Distributions To Preferred
   Unitholders, Minority Interest Of Unitholders
   In Operating Partnership And Income Allocated
   To Preferred Shareholders                         27,763                                                (1,326)         18,688

Distributions To Preferred Unitholders              (5,610)                                                   ---          (5,610)
                                                 ----------                                                -------      ---------

Income (Loss) Before Minority Interest Of
   Unitholders In Operating Partnership,
   Extraordinary Items And Income Allocated To
   Preferred Shareholders                           22,153                                                 (1,326)         13,078
Minority Interest Of Unitholders In Operating
   Partnership                                      (4,806)                                                 1,570(f)       (3,236)
Extraordinary Items                                 (1,269)                                                 1,269(G)          ---
                                                 ----------                                                -------      ---------

Income (Loss) Before Income Allocated To
Preferred Shareholders                              16,078                                                  1,513           9,842
Income Allocated To Preferred Shareholders          (4,097)                                                   ---          (4,097)
                                                 ----------                                                -------      ---------

Net Income (Loss) Allocated To Common Shares    $   11,981                                                 $1,513       $   5,745
                                                ==========                                                 =======      =========

Basic Earnings Per Common Share                 $     0.91                                                              $    0.43
                                                ==========                                                              =========

Diluted Earnings Per Common Share               $     0.83                                                              $    0.43
                                                ==========                                                              =========

Weighted Average Shares Outstanding-Basic       13,211,061                                                             13,211,061
                                                ==========                                                             ==========

Weighted Average Common Shares Outstanding -
Diluted                                         20,282,848                                                             20,282,848
                                                ==========                                                             ==========

           The accompanying notes and management's assumptions are an integral part of this statement.

                             KEYSTONE PROPERTY TRUST
            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                        FOR YEAR ENDED DECEMBER 31, 2000

           (UNAUDITED -IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                2000 Events                          2001 Events
                                                          ------------------------             -------------------------
                                                 The                   Pro Forma               Historical                    The
                                               Company    Historical  Adjustments              Operations   Pro Forma      Company
                                              Historical  Operations      (b)       Subtotal      (C)      Adjustments    Pro Forma
                                              ----------  ----------  -----------              ----------  -----------    ---------
REVENUE:
     Rents and reimbursements                  $107,763    $  390 (a)  $    ---    $ 108,153    $(21,418)   $   ---       $  86,735
     Reimbursement revenue and other income      15,338       222 (a)       ---       15,560      (1,790)       ---          13,770
                                               --------    ------      --------     --------    --------    -------       ---------
         Total revenue                          123,101       612           ---      123,713     (23,208)       ---         100,505

OPERATING EXPENSES:
     Property operating expenses                 21,805       435 (a)       (80)      22,160      (4,682)       ---          17,478
     General and administrative                   7,523       ---           ---        7,523         ---        ---           7,523
     Interest                                    46,566       ---        (1,217)      45,349         ---    (12,330)(d)      33,019
     Depreciation and amortization               21,128       ---           (69)      21,059         ---     (1,863)(d)      19,196
     Provision for asset valuation               11,300       ---           ---       11,300         ---        ---          11,300
                                               --------    ------      --------     --------    --------    -------       ---------
         Total operating expenses               108,322       435        (1,366)     107,391      (4,682)   (14,193)         88,516

Income (Loss) Before Equity In Income Losses
   From Equity Method Investments, And Gains
   On Sales Of Assets                            14,779    $  177      $  1,366     $ 16,322    $(18,526)    14,193          11,989
                                                           ======      ========     ========    ========

Equity In Income (Losses) From Equity Method
   Investments                                      (73)                                                        463(e)          390

Gains on Sales of Assets                             87                                                        (87)(f)          ---
                                               --------                                                    --------       ---------

Income (Loss) Before Distributions To Preferred
   Unitholders, Minority Interest Of
   Unitholders In Operating Partnership And
   Income Allocated To Preferred Shareholders    14,793                                                      14,569          12,379

Distributions To Preferred Unitholders           (6,875)                                                        ---          (6,875)
                                               --------                                                     -------       ---------

Income (Loss) Before Minority Interest Of
   Unitholders In Operating Partnership,
   Extraordinary Items And Income Allocated To
   Preferred Shareholders                         7,918                                                      14,569           5,504

Minority Interest Of Unitholders In Operating
   Partnership                                     (649)                                                      1,044(g)          395
                                               --------                                                     -------       ---------

Income (Loss) Before Income Allocated To
Preferred Shareholders                            7,269                                                      15,613           5,899

Income Allocated To Preferred Shareholders       (6,373)                                                        ---          (6,373)
                                               --------                                                     -------       ---------

Net Income (Loss) Allocated To Common Shares   $    896                                                     $15,613       $    (474)
                                               ========                                                     =======       =========

Basic Earnings (Loss) Per Common Share         $   0.10                                                                   $   (0.05)
                                               ========                                                                   =========

Diluted Earnings (Loss) Per Common Share       $   0.09                                                                   $   (0.05)
                                               ========                                                                   =========

Weighted Average Shares Outstanding - Basic   9,239,591                                                                   9,239,591
                                              =========                                                                   =========

Weighted Average Common Shares Outstanding -
Diluted                                      16,898,872                                                                  16,898,872
                                             ==========                                                                   =========

The accompanying notes and management's assumptions are an integral part of this statement.

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS


1.       BASIS OF PRESENTATION

         Keystone Property Trust (together with its subsidiaries, the "Company") is a fully integrated, self-administered, self-managed real estate investment trust ("REIT") engaged in the ownership, acquisition, development and management of industrial properties principally in the eastern portion of the United States. The Company also owns office properties located in Pennsylvania and New York State. At December 31, 2001, the Company owned interests in a portfolio of 125 properties (the "Properties") comprised of 102 industrial properties, 22 office properties and an investment in a direct financing lease, which aggregated approximately 21.8 million square feet.

         These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, and the Westpark Portfolio. In management's opinion, all adjustments necessary to reflect the acquisitions of 420 Salem Church Road, 75 Pleasant View Road, 811 Spangler Road, 558 Airtech Drive, and the Westpark Portfolio have been made. Likewise, all adjustments necessary to reflect the dispositions of the PA Office Portfolio, the Joint Venture Properties, 101 Commerce Drive, 22 Madison Road, 200 Industrial Boulevard and the McBride Portfolio have been made. The operating results reflected herein include the historical results and related pro forma adjustments to reflect the period January 1, 2000, through the earlier of the respective acquisition date or September 30, 2001 or December 31, 2000. Operating results from those dates forward are included in the historical results of the Company.

2. ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET AS OF SEPTEMBER 30, 2001 (IN 000'S)

         (A) Reflects the Company's fourth quarter property acquisitions and dispositions as follows:


                      COST                            CONSIDERATION
                      ----------------- ------------------------------------------
                                                        RESTRICTED
ACQUISITIONS          PURCHASE PRICE   MORTGAGE DEBT      CASH        OTHER ASSETS
------------          --------------   -------------    ----------    ------------
  Westpark Portfolio  $      55,437     $     24,000   $    (31,748)   $       311
  558 Airtech Drive          20,206           14,959         (5,247)           ---

DISPOSITION
  McBride Portfolio         (74,984)         (47,219)        25,765          2,000
                      --------------    -------------  ------------    -----------
         TOTAL        $         659     $     (8,260)  $    (11,230)   $     2,311
                      =============     =============  =============   ===========

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

3. ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2001 (IN 000'S)

         (a)      2001 DISPOSITIONS:

                  Reflects the dispositions of the PA Office Portfolio, the Joint Venture Properties, 101 Commerce Drive, 22 Madison Road, 200 Industrial Boulevard and the McBride Portfolio.


                                                          REVENUE                                 OPERATING EXPENSES
                                      -------------------------------------------------    ---------------------------------
                                                    TENANT REIMBURSEMENTS                  PROPERTY OPERATING
                                      MINIMUM RENT    AND OTHER INCOME        TOTAL        AND OTHER EXPENSES    SUBTOTAL
                                      ------------    ----------------        -----        ------------------    --------

      PA Office Portfolio             $       420   $               72     $     492       $       230          $      262
      Joint Venture Properties              2,468                  626         3,094               687               2,407
      101 Commerce Drive                      596                    7           603                33                 570
      22 Madison Road                         233                   40           273                51                 222
      200 Industrial Boulevard              2,992                  109         3,101               263               2,838
      McBride Portfolio                     7,293                  696         7,989             1,456               6,533
                                      -----------   ------------------     ---------       -----------          ----------
               TOTAL                  $    14,002   $            1,550     $  15,552       $     2,720          $   12,832
                                      ===========   ==================     =========       ===========          ==========

         (b)      2001 EVENTS - HISTORICAL ACQUISITIONS:

                  Reflects the historical operations of the PA Industrial Properties, 558 Airtech Drive and the Westpark Portfolio through the earlier of the respective acquisition dates, or September 30, 2001. Operating results from those dates forward are included in the historical results of the Company.


                                                          REVENUE                                 OPERATING EXPENSES
                                      -------------------------------------------------    ---------------------------------
                                                         TENANT                                PROPERTY
                                                     REIMBURSEMENTS                          OPERATING AND
        ACQUISITION                   MINIMUM RENT   AND OTHER INCOME       TOTAL            OTHER EXPENSES      SUBTOTAL
                                      ------------   ----------------       -----            --------------      --------

        PA Industrial Properties        $    162      $          20       $      182         $          30       $    152
        558 Airtech Drive                  1,218                 32            1,250                    42          1,208
        Westpark Portfolio                 3,861                865            4,726                 1,003          3,723
                                        --------      -------------       ----------         -------------       --------
                                        $  5,241      $         917       $    6,158         $       1,075       $  5,083
                                        ========      =============       ==========         =============       ========

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

         (c)      2001 PRO FORMA ADJUSTMENTS:

                  Reflects the Company's pro forma adjustments relative to the dispositions of the PA Office Portfolio, Joint Venture Properties, 101 Commerce Drive, 22 Madison Road, 200 Industrial Boulevard, and the McBride Portfolio, and the acquisitions of the PA Industrial Properties, 558 Airtech Drive and the Westpark Portfolio for the nine months ended September 30, 2001.


                                         (In 000's)
                            -----------------------------------------
                                      OPERATING EXPENSES
                            -----------------------------------------

                              Interest     Depreciation and
                             Expense (i)   Amortization (ii)    Total
                             -----------   -----------------    -----

PA Office Portfolio         $    (161)     $         --      $    (161)
Joint Venture Properties       (1,413)          (1,452)         (2,865)
Properties
101 Commerce Drive               (453)            (134)           (587)
22 Madison Road                   (79)             (55)           (134)
200 Industrial Blvd.             (955)            (443)         (1,398)
McBride Portfolio              (2,550)          (3,668)         (6,218)
PA Industrial Properties            95               37             132
558 Airtech Drive                  516              352             868
Westpark Portfolio                 641              980           1,621
                            ----------     ------------      ----------
                            $  (4,359)     $    (4,383)      $  (8,742)
                            ==========     ============      ==========

                  FOOTNOTES:

                  (i) Pro forma interest expense is presented assuming effective rates ranging from 3.56% to 8.71% on borrowings or repayments of indebtedness.

                  (ii) Pro forma depreciation expense is presented assuming a useful life of 35 years. The properties included in the PA Office Portfolio and McBride Portfolio had been classified as held for sale, therefore no depreciation expense was recorded in 2000. In the first quarter of 2001 the Company recorded a cumulative catch-up adjustment to record depreciation expenses on the McBride Portfolio after they were no longer classified as such. The PA Office Portfolio was disposed of while being accounted for as held for sale.

         (d) Prior to the acquisition of 558 Airtech Drive, the Company accounted for its non-controlling 50% equity investment in this property using the equity method of accounting. In November 2001, the Company acquired the remaining 50% interest in this property therefore, this pro forma adjustment is presented to restate this investment as a wholly owned property.

                  Additionally, the Company has also reflected its pro-rata share of the equity in earnings attributed from the Joint Venture Properties. These properties were sold or contributed to the joint venture with CalEast Industrial Investors, LLC in March 2001.

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

         (e) To reflect the pro forma adjustment deducting the $10,361 of net gains on sale of the Joint Venture properties on March 21, 2001, 101 Commerce Drive on March 22, 2001 and 22 Madison Road and 200 Industrial Boulevard on September 27, 2001. This amount is included in the historical operating results of the Company.

         (f) To adjust the minority interest's share of income in the Operating Partnership. The Company owned approximately 63.97% of the Operating Partnership. The adjustment to record the income effect of the minority interest share for the nine months ended September 30, 2001 in the pro forma statement of operations was computed as follows:


                  Pro forma Revenue                                   $  75,466

                  Pro forma Operating Expenses                          (57,526)

                  Pro forma Preferred Dividends and Distributions        (9,707)

                  Pro forma Equity in Income from Equity Investment         748
                                                                      ---------

                  Pro forma Income before Minority Interest           $   8,981
                                                                      =========

                  Minority Interest (36.03%)                          $  (3,236)

                  Minority Interest at September 30, 2001                (4,806)
                                                                      ---------

                  Adjustment Required                                 $   1,570
                                                                      =========

         (g) To reflect the pro forma adjustment eliminating the $1,269 of extraordinary items which resulted from the early retirement of debt as a result of the sale of the Joint Venture properties on March 21, 2001, and 200 Industrial Boulevard on September 27, 2001.

4. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000 (IN 000'S)


         (a)      2000 EVENTS - HISTORICAL OPERATIONS:

                  Reflects the historical operations of 243 St. Nicholas Avenue, 6 Joanna Court, 18, 24 and 26 Madison Road, 535 Secaucus Road, Reckson Phase II and III, 1305 Goshen Parkway, the New Jersey Industrial properties and One Apollo Drive for the year ended December 31, 2000.

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS



                                                         REVENUE                            OPERATING EXPENSES
                                      ----------------------------------------------   -----------------------------
                                                           Tenant                         Property
Acquisition/                                           Reimbursements                   Operating and
Disposition                            Minimum Rent   and Other Income   Subtotal      Other Expenses     Total
                                       ------------   ----------------   --------      --------------     -----
243 St. Nicholas Avenue               $       (27)    $            (8)  $      (35)    $          (7)  $    (28)
6 Joanna Court                                (79)                 --          (79)              (40)       (39)
18 Madison Road                               (33)                 (7)         (40)               (8)       (32)
24 Madison Road                               (78)                (15)         (93)              (17)       (76)
26 Madison Road                               (59)                (14)         (73)              (18)       (55)
535 Secaucus Road                            (109)                (36)        (145)              (49)       (96)
Reckson Phase II and III                    2,597                 441        3,038               716      2,322
1305 Goshen Parkway                          (229)                (47)        (276)              (51)      (225)
New Jersey Industrial Properties             (281)                (92)        (373)              (88)      (285)
One Apollo Drive                           (1,312)                ---       (1,312)               (3)    (1,309)
                                      ------------    ---------------   -----------    --------------  ---------
         Total                        $       390     $           222   $      612     $         435   $    177
                                      ===========     ===============   ==========     =============   ========


         (b)      2000 PRO FORMA ADJUSTMENTS:

                  Reflects the Company's pro forma adjustments relative to the dispositions of 243 St. Nicholas Avenue, 6 Joanna Court, 18, 24 and 26 Madison Road, 535 Secaucus Road, 1305 Goshen Parkway, the New Jersey Industrial Properties and One Apollo Drive and the acquisition of Reckson Phase II and III for the year ended December 31, 2000.


                                         OPERATING EXPENSES
                         -----------------------------------------------------------
                             Property
Acquisition/               Operating and    Interest   Depreciation and
Disposition               Other Expenses   Expense(i)  Amortization (ii)   Total
                          --------------   ----------  -----------------   -----

243 St. Nicholas Ave.    $        --        $    --    $          (1)    $      (1)
6 Joanna Court                    --             --               --            --
18 Madison Road                   --            (15)              (8)          (23)
24 Madison Road                   --            (35)             (15)          (50)
26 Madison Road                   --            (30)             (12)          (42)
535 Secaucus Road                 --             --              (27)          (27)
Reckson Phase II and III         (80) (iii)     364              699           983
1305 Goshen Parkway               --           (155)             (69)         (224)
New Jersey Industrial
Properties                        --           (807)            (318)       (1,125)
One Apollo Drive                  --           (539)            (318)         (857)
                         -----------       ---------   --------------    ----------
         Total           $       (80)      $ (1,217)   $         (69)    $  (1,366)
                         ============      =========   ==============    ==========

                  Footnotes:

                  (i) Pro forma interest expense is presented assuming effective rates ranging from 8.00% to 8.87% on borrowings or repayments of indebtedness. Interest on mortgage debt from the Reckson Morris Industrial Portfolio is shown net of approximately $1.3 million in interest capitalized on land under development.

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

                  (ii) Pro forma depreciation expense is presented assuming a useful life of 35 years.

                  (iii) Adjustment to reduce management fees to the actual management fee levels as a result of the Company's acquisition.

         (c)      2001 EVENTS - HISTORICAL OPERATIONS:

                  Reflects the Company's historical operations relative to the dispositions of the PA Office Portfolio, the Joint Venture Properties, 101 Commerce Drive, 22 Madison Road, 200 Industrial Boulevard, the McBride Portfolio, and the acquisitions of the PA Industrial Properties, 558 Airtech Drive and the Westpark Portfolio for the year ended
                  December 31, 2000.


                                                       REVENUE                                   OPERATING EXPENSES
                                 ----------------------------------------------------     ---------------------------------
                                                        Tenant
                                                    Reimbursements                            Property
                                                          and                              Operating and
                                   Minimum Rent      Other Income         Total            Other Expenses      Subtotal
                                   ------------      ------------         -----            --------------      --------

PA Office Portfolio              $       (5,263)    $      (345)     $   (5,608)          $    (1,949)      $   (3,659)
Joint Venture Properties                 (8,422)         (1,743)        (10,165)               (2,078)          (8,087)
101 Commerce Drive                       (2,671)             --          (2,671)                 (115)          (2,556)
22 Madison Road                            (278)            (46)           (324)                  (57)            (267)
200 Industrial Blvd.                     (2,468)           (329)         (2,797)                 (372)          (2,425)
McBride Portfolio                        (9,692)           (812)        (10,504)               (1,864)          (8,640)
PA Industrial Properties                  2,415             315           2,730                   397            2,333
558 Airtech Drive                            --              --              --                    --               --
Westpark Portfolio                        4,961           1,170           6,131                 1,356            4,775
                                 ---------------    ------------     -----------          ------------      -----------
                                 $      (21,418)    $    (1,790)     $  (23,208)          $    (4,682)      $  (18,526)
                                 ===============    ============     ===========          ============      ===========

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS


         (d)      2001 EVENTS - PRO FORMA ADJUSTMENTS:

                  Reflects the Company's historical operations relative to the dispositions of the PA Office Portfolio, the Joint Venture Properties, 101 Commerce Drive, 22 Madison Road, 200 Industrial Blvd., and the McBride Portfolio, and the acquisitions of the PA Industrial Properties, 558 Airtech Drive and the Westpark Portfolio for the year ended
                  December 31, 2000.


                                           OPERATING EXPENSES
                               -------------------------------------------


                                                 Depreciation
                                  Interest           and
                                 Expense(i)     Amortization (ii)   Total
                                 ----------     -----------------   -----

PA Office Portfolio            $  (2,294)      $        --      $   (2,294)
Joint Venture Properties          (5,287)           (2,449)         (7,736)
Properties
101 Commerce Drive                (2,065)             (599)         (2,664)
200 Industrial Blvd.              (1,272)             (600)         (1,872)
22 Madison Road                     (105)              (35)           (140)
McBride Portfolio                 (3,443)               --          (3,443)
PA Industrial Properties           1,282               513           1,795
558 Airtech Drive                     --                --              --
Westpark Portfolio                   854             1,307           2,161
                               ---------       ------------      ---------
                               $ (12,330)      $    (1,863)      $ (14,193)
                               ==========      ============      ==========


                  FOOTNOTES:

                  (i) Pro forma interest expense is presented assuming effective rates ranging from 3.56% to 8.71% on borrowings or repayments of indebtedness.

                  (ii) Pro forma depreciation expense is presented assuming a useful life of 35 years. The properties included in the PA Office Portfolio and McBride Portfolio had been classified as held for sale, therefore no depreciation expense was recorded in 2000. In the first quarter of 2001, the Company recorded a cumulative catch-up adjustment to record depreciation expenses on the McBride Portfolio after they were no longer classified as held for sale. The PA Office Portfolio was disposed of while being accounted for as held for sale.

         (e) The Company has reflected its pro-rata share of the equity in earnings attributed from the Joint Venture Properties. These properties were contributed to form a joint venture with CalEast Industrial Investors, LLC in March 2001.

         (f) To reflect the pro forma adjustment deducting the $87,000 of net gains on sale of properties during 2000.

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS


         (g) To adjust the minority interest's share of income in the Operating Partnership. The Company owned approximately 54.6% of the Operating Partnership. The adjustment to record the income effect of the minority interest share for the year ended December 31, 2000 in the pro forma statement of operations was computed as follows (in 000's):


                  Pro forma Revenue                                   $ 100,505

                  Pro forma Operating Expenses                          (88,516)

                  Pro forma Preferred Dividends and Distributions       (13,248)

                  Pro forma Equity in Income from Equity Investment         390
                                                                      ---------

                  Pro forma Income (Loss) before Minority Interest    $    (869)
                                                                      ==========

                  Minority Interest (45.4%)                           $     395

                  Minority Interest at December 31, 2000                   (649)
                                                                      ----------

                  Adjustment Required                                 $   1,044
                                                                      =========

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Trustees and Shareholders of Keystone Property Trust:

We have audited the accompanying combined statement of revenue and certain expenses of the Westpark Portfolio (the "Portfolio") for the year ended December 31, 2000. This financial statement is the responsibility of the Portfolio's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K/A of Keystone Property Trust as described in Note 1 and is not intended to be a complete presentation of the Portfolio's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Westpark Portfolio for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.




                                                         /s/ Arthur Andersen LLP




Philadelphia, Pennsylvania
January 11, 2002

WESTPARK PORTFOLIO


COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES (NOTE 1)



                                                      For the Nine         For the Year
                                                      Months Ended            Ended
                                                   September 30, 2001      December 31,
                                                      (unaudited)              2000
                                                   ------------------      -------------
REVENUE:
   Minimum rent (Note 2)                               $   3,861,000       $   4,961,000
   Tenant reimbursements                                     865,000           1,170,000
                                                       -------------       -------------
TOTAL REVENUE                                          $   4,726,000       $   6,131,000
                                                       =============       =============

CERTAIN EXPENSES:
   Maintenance and other operating expenses                  176,000             258,000
   Management fees                                           135,000             183,000
   Utilities                                                  24,000              49,000
   Real estate taxes                                         623,000             816,000
   Insurance                                                  45,000              50,000
                                                       -------------       -------------
TOTAL CERTAIN EXPENSES                                     1,003,000           1,356,000
                                                       -------------       -------------
REVENUE IN EXCESS OF CERTAIN EXPENSES                  $   3,723,000       $   4,775,000
                                                       =============       =============



The accompanying notes are an integral part of this financial statement.

WESTPARK PORTFOLIO


NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES DECEMBER 31, 2000

1. BASIS OF PRESENTATION:

The combined statement of revenue and certain expenses includes certain revenue and operating expenses of 12 properties owned by the Westpark Portfolio (the "Portfolio") located in Allentown, PA. The Portfolio was acquired by Keystone Property Trust (the "Company") in December 2001. The Portfolio properties are identified in the following table:


                                                                    Aggregate
                                                                   Net Rentable
                                                                   Square Feet
Property Address                              Type                 (unaudited)
------------------------------------ -----------------------  ------------------
7520 Morris Court                          Operating                   154,156
7529 Morris Court (1)                      Operating                   314,350
7542 Morris Court                          Operating                   168,967
7553 Morris Court                          Vacant Lot                       --
7566 Morris Court                          Operating                   111,300
7584 Morris Court                          Operating                    53,907
7220 Schantz Road                          Operating                    60,000
7485 Industrial Boulevard                  Operating                   203,704
7663 Industrial Boulevard                  Operating                    65,000
6813 Ruppsville Road                       Operating                    57,600
6829 Ruppsville Road                       Operating                   100,000
6831 Ruppsville Road                       Operating                    80,000
                                                              ------------------
                                                                     1,368,984
                                                              ==================

(1) Includes a 64,350 square foot expansion currently under construction at this property.

This combined statement of revenue and certain expenses is to be included in the Company's Current Report on Form 8-K/A, as the above described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of the Portfolio are maintained on an accrual basis. The accompanying financial statement excludes certain expenses such as interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Portfolio.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The actual results could differ from those estimates.

The combined statement of revenue and certain expenses for the nine months ended September 30, 2001 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the combined statement of revenue and certain expenses for the interim period have been included. The results of the interim periods are not necessarily indicative of the results for the full year.

2.       OPERATING LEASES:

Minimum rent includes straight-line adjustments for rental revenue increases in accordance with accounting principles generally accepted in the United States. The aggregate rental revenue adjustments resulting from the straight-line adjustment was an increase of $30,000 for the year ended December 31, 2000 and a decrease of $124,000 for the nine months ended September 31, 2001.

The following tenants account for greater than 10% of minimum rent for the year ended December 31, 2000:


Tenant                         Property                         Minimum Rent
-----------------------------  ----------------------------  -------------------
Behr Process Corporation       7529 Morris Court             $      1,088,000
Kia Motors America, Inc.       7542 Morris Court                      693,000
LMB Distribution, Inc.         7485 Industrial Boulevard              609,000

The Portfolio is leased to tenants under operating leases with expiration dates extending to the year 2011. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 2000, are as follows:


2001                                                             $    4,810,000
2002                                                                  4,079,000
2003                                                                  3,752,000
2004                                                                  2,938,000
2005                                                                  2,037,000
Thereafter                                                            3,151,000
                                                                 --------------
                                                                 $   20,767,000
                                                                 ==============

Certain leases also include provisions requiring tenants to reimburse the Portfolio for management costs and other operating expenses up to stipulated amounts.

3.       RELATED PARTY TRANSACTIONS:

The Portfolio incurred property management fees of $183,000 and $135,000 (unaudited), representing 3% of revenue received as of December 31, 2000 and September 30, 2001, respectively. The Portfolio was managed by Keystone Realty Services, Inc., an affiliate of the Company under a third party management agreement prior to the Company's acquisition of the Portfolio.

4.       SUBSEQUENT EVENTS/EVENT:

On December 20, 2001, the Company purchased the Portfolio for a total purchase price of approximately $55.6 million including closing costs which was funded by $24.0 million in borrowings from the Company's line of credit facility and $31.6 million of cash.